Report of Independent Registered
Public Accounting Firm

To the Board of Managers and
Members of Partners Group Private
Equity (Institutional TEI), LLC:

In planning and performing our audit
of the consolidated financial
statements of Partners Group
Private Equity (Institutional
TEI), LLC (the Fund) as of and for
the year ended March 31, 2014, in
accordance with the standards of the
Public Company Accounting Oversight
Board (United States), we considered
the Funds internal control over
financial reporting, including controls
over safeguarding securities, as a
basis for designing our auditing
procedures for the purpose of
expressing our opinion on the
consolidated financial statements
and to comply with the requirements
of Form N-SAR, but not for the purpose
of expressing an opinion on the
effectiveness of the Funds internal
control over financial reporting.
Accordingly, we do not express an
opinion on the effectiveness of the
Funds internal control over
financial reporting.

The management of the Fund is
responsible for establishing and
maintaining effective internal control
over financial reporting. In fulfilling
this responsibility, estimates and
judgments by management are required to
assess the expected benefits and
related costs of controls. A Funds
internal control over financial
reporting is a process designed to
provide reasonable assurance regarding
the reliability of financial reporting
and the preparation of consolidated
financial statements for external
purposes in accordance with generally
accepted accounting principles.
A Funds internal control over
financial reporting includes those
policies and procedures that
(1) pertain to the maintenance of
records that, in reasonable detail,
accurately and fairly reflect the
transactions and dispositions of the
assets of the Fund (2) provide
reasonable assurance that transactions
are recorded as necessary to permit
preparation of consolidated financial
statements in accordance with
generally accepted accounting
principles, and that receipts and
expenditures of the Fund are being
made only in accordance with
authorizations of management and
managers of the Fund and (3) provide
reasonable assurance regarding
prevention or timely detection of
unauthorized acquisition, use or
disposition of a Funds assets that
could have a material effect on the
consolidated financial statements.

Because of its inherent limitations,
internal control over financial
reporting may not prevent or detect
misstatements. Also, projections of
any evaluation of effectiveness to
future periods are subject to the
risk that controls may become
inadequate because of changes in
conditions, or that the degree of
compliance with the policies or
procedures may deteriorate.

A deficiency in internal control
over financial reporting exists
when the design or operation of a
control does not allow management
or employees, in the normal course
of performing their assigned
functions, to prevent or detect
misstatements on a timely basis.
A material weakness is a deficiency,
or a combination of deficiencies,
in internal control over
financial reporting, such that there
is a reasonable possibility that a
material misstatement of the Funds
annual or interim consolidated
financial statements will not be
prevented or detected on a
timely basis.

Our consideration of the Funds
internal control over financial
reporting was for the limited
purpose described in the first
paragraph and would not necessarily
disclose all deficiencies in
internal control over financial
reporting that might be material
weaknesses under standards
established by the Public Company
Accounting Oversight Board
(United States). However, we noted
no deficiencies in the Funds internal
control over financial reporting and
its operation, including controls
over safeguarding securities, that
we consider to be material
weaknesses as defined above
as of March 31, 2014.

This report is intended solely for
the information and use of management
and the Board of Managers of Partners
Group Private Equity (Institutional
TEI), LLC and the Securities and
Exchange Commission and is not
intended to be and should not be
used by anyone other than
these specified parties.

PricewaterhouseCoopers LLP
May 30, 2014